UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

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On or after April 29, 2015, the following material was made available to the Class B-1 shareholders:

Dear CME Member and Class B-1 Shareholder,

Now that all six of your CME Group B-Share Directors stand for election every year, CME Group Proxy season can be a bit overwhelming. It is critically important that you support effective CME Group governance by casting your proxy ballots. I hope you find the information below to be helpful.

Sincerely, Jeff Bernacchi CME Group Board of Directors www.CMEvote.com

O: 312-235-0000 C: 847-732-5837

JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com

CME Group Proxies have now been fully distributed. If you signed up for email delivery at http://enroll.icsdelivery.com/CME, your email was sent on April 15 or April 16 from id@proxyvote.com. The Subject line reads: CME GROUP INC. Annual Meeting.

In the body of the email, your 12-digit control number appears similar to this:

CONTROL NUMBER: 36185645967XXXXX

The hard copy mailing to those not signed up for electronic delivery began on Wednesday, April 15th and was completed on Friday, April 17th. There will be a follow-up proxy card mailing to all un-voted Class B-1, Class B-2 and Class B-3 shareholders beginning on May 4th.

If you received your proxy card by mail, your 12-digit control number appears on the right side of the Proxy Card just above the middle of the page and looks similar to this:

As a reminder, you must have your unique control numbers to be able to vote. You can vote your proxy at www.proxyvote.com, or at my campaign website, www.CMEvote.com.

CME Group has set aside dedicated times to facilitate Class B shareholders’ requests for control numbers if you did not receive yours. If you do not have your control number(s) and would like to vote, please contact Beth Hausoul at 312.930.3484 or Diana Albon at 312.435.3478 during the following times:

•	Wednesday, May 13: 9:00 – 11:00 a.m.
•	Thursday, May 14: 9:00 – 11:00 a.m.
•	Friday, May 15: 9:00 – 11:00 a.m.

If requested through Beth or Diana, Broadridge, the CME Group inspector of elections, will send your control numbers via email on the Wednesday, Thursday and Friday evenings listed above.

The email will come from [XX]@broadridge.com. The subject line will read: CME Group Control Number(s) for Annual Meeting on May 20, 2015. Please do not contact Broadridge directly. If you have any questions, please call Beth Hausoul or Diana Albon at their numbers listed above. Please leave a message if they do not answer. They will return your call as soon as possible.

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

On or after May 4, 2015, the following material was distributed to the Class B-1, Class B-2 and Class B-3 shareholders who had not yet voted in the annual meeting:

May 4, 2015

IMPORTANT REMINDER – PLEASE VOTE YOUR CME GROUP CLASS B SHARES!!

Dear Class B-1, Class B-2 and Class B-3 shareholders:

CME Group Inc. will hold its 2015 Annual Meeting of Shareholders on May 20, 2015. Proxy material describing the agenda and instructing you how to vote your shares was mailed or sent to you via email on or around April 15th. A copy of the 2015 proxy statement and annual report are available on www.cmegroup.com under Investor Relations. As of today, our records indicate that you have not yet voted your Class B shares. With the Annual Meeting only a short time away, it is important that you sign and return your proxy card today to make sure that your shares will be voted at the meeting in accordance with your desires.

At the Annual Meeting, in addition to the election of the Equity Directors and the ratification of our independent registered public accounting firm, an advisory vote on executive compensation, and an advisory vote to amend our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions, the following proposals are being submitted to the Class B shareholders:

•	Election of three Class B-1 directors
•	Election of two Class B-2 directors
•	Election of a Class B-3 director
•	Election of the Class B-1, Class B-2 and Class B-3 Nominating Committees

Your vote is important, so please sign, date and mail the enclosed proxy card TODAY to ensure it will be counted. If you prefer to vote via the Internet, please follow the simple instructions printed on your proxy card.

Thank you for your support of CME Group Inc.

Sincerely,

Terrence A. Duffy Executive Chairman and President	Phupinder S. Gill Chief Executive Officer

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.